                      ALLOCATION AND CONTRIBUTION AGREEMENT


                  This ALLOCATION AND CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of August 25, 1997, by and among FMC Corporation ("FMC") and Harsco Corporation and Harsco UDLP Corporation (collectively, the "Harsco Indemnitors"). FMC and the Harsco Indemnitors are hereafter sometimes collectively referred to as the "Indemnitors", and each individually as an "Indemnitor," and FMC and the Harsco Indemnitors (collectively as one party) are each referred to herein as a "Party". Capitalized terms used herein but not defined herein shall have the respective meanings given to such terms in the Purchase Agreement (defined below).

                  WHEREAS, FMC is the sole owner and holder of 100% of the outstanding general partnership interests of United Defense, L.P., a Delaware limited partnership ("UDLP") and Harsco UDLP Corporation is the sole owner and holder of 100% of the outstanding limited partnership interests of UDLP;

                  WHEREAS, as the general partner of UDLP, FMC has had the principal responsibility for the management and operation of UDLP;

                  WHEREAS, the Indemnitors have determined that it is in their respective best interests, and in the best interests of UDLP, to sell the general partnership and limited partnership interests together and to give joint and several representations, warranties and covenants to the buyer of such interests in connection therewith;

                  WHEREAS, contemporaneously herewith the Indemnitors are entering into a Purchase Agreement (the "Purchase Agreement") dated as of August 25, 1997 with Iron Horse Acquisition Corp. (the "Buyer") pursuant to which the Buyer is agreeing to acquire all of the partnership interests in UDLP;

                  WHEREAS, pursuant to certain provisions of the Purchase Agreement, the Indemnitors are required to make certain payments to the Buyer and/or UDLP and the Indemnitors have agreed, subject to the terms and conditions set forth therein, to jointly and severally indemnify, defend and hold the Buyer Indemnitees harmless from and in respect of certain Losses;

                  WHEREAS, to induce each Party to enter into the Purchase Agreement and to consummate the transactions contemplated thereby, the other Party is making herein certain representations, warranties and covenants, on which the Party benefitting from such representations, warranties and covenants is and will be relying in entering into the Purchase Agreement and consummating the transactions contemplated thereby;

                  WHEREAS, without limiting the generality of the foregoing recital, the Harsco Indemnitors are joining with FMC in certain joint and several representations, warranties and covenants in the Purchase Agreement and the other Ancillary Agreements in reliance on the representations, warranties and covenants of FMC contained in this Agreement;

                  WHEREAS, pursuant to certain provisions of the Purchase Agreement, the Indemnitors make certain representations, warranties and covenants to the Buyer, and the Indemnitors have agreed, subject to the terms and conditions set forth therein, to indemnify, defend and hold the Buyer Indemnitees (as defined below) harmless from and in respect of certain Losses;

                  WHEREAS, pursuant to certain provisions of the Purchase Agreement, Buyer and/or UDLP is required to make certain payments to Sellers, and Buyer has agreed, subject to the terms and conditions set forth therein, to indemnify, defend and hold the Seller Indemnitees (as defined below) harmless from and in respect of certain Losses; and

                  WHEREAS, in connection with the sale of UDLP pursuant to the Purchase Agreement and the consequent termination of their relationship as partners of UDLP, the Indemnitors wish to make certain agreements among themselves relating to the past conduct of UDLP's business.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises made herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Indemnitors agree as follows:

1. Certain Definitions.

                  "Buyer Indemnitees" shall mean the Buyer Indemnified Parties.

                  "FMC Covenants" means the covenants contained in the following Sections of the Purchase Agreement: Section 2(b)(iv), Section 5 (but excluding Sections 5(c), 5(e), 5(f) and 5(j)), Sections 8(a), 8(d), 8(e), 8(h), 10(d),
10(i)(i), 10(j) and, except to the extent that the context otherwise clearly requires and except to the extent that the performance of such covenant is peculiarly within the control of Harsco (as opposed to FMC), all other covenants in the Purchase Agreement (other than the Several Covenants) that make reference to Sellers or a Seller but which do not identify either FMC or Harsco by name.

                  "FMC Representations" means (i) all representations and warranties relating to FMC's Corporate Technology Center ("CTC") and (ii) the representations and warranties contained in Sections 4A and 23 (as it relates to FMC and its affiliates) and all other representations of a Seller in the Purchase Agreement (other than the Shared Representations) that make reference to Sellers or a Seller but which do not identify either FMC or Harsco by name.

                  "Harsco Representations" means the representations and warranties contained in Sections 4B and 23 (as it relates to Harsco and its affiliates).

                  "Pro Rata Portion" means 60% in the case of FMC and 40% in the case of the Harsco Indemnitors.

                  "Seller Indemnitees" shall mean each Indemnitor, each of its Affiliates and each of their respective officers, directors and employees.

                  "Several Covenants" means the covenants contained in the following Sections of the Purchase Agreement: Sections 1(b), 1(c), 2(a), 2(b)(ii), 5(c), 5(e), 5(f), 5(j), 7(f), 8(b), 8(c), 8(f)(iii), 8(g)(ii), 8(i),
8(n), 8(p), 9, 10(a), 10(b), 10(e), 10(f), 10(h), 10(j)(ii), 10(k) (to the
extent required in the case of Harsco), 12, 16 and 29.

                  "Shared Representations" means the representations and warranties contained in Section 4C(a)(i), 4C(b), 4C(d) (excluding those relating to the Latest Financials), 4C(e), 4C(f), 4C(g), 4C(l) and 4C(n) (excluding those matters subject to Section 8(f) of the Purchase Agreement) of the Purchase Agreement.

         2. Representations and Warranties of the Harsco Indemnitors. Each of the Harsco Indemnitors jointly and severally represents and warrants to FMC as of the date of this Agreement as follows:

                  2.1 Authorization. This Agreement constitutes the valid and legally binding obligation of such Harsco Indemnitor, enforceable against such Harsco Indemnitor in accordance with its terms and conditions, except as may be limited by (a) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and (b) the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  2.2 Non-contravention. Neither the execution and the delivery of this Agreement by such Harsco Indemnitor, nor the performance by such Harsco Indemnitor of its obligations hereunder, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Harsco Indemnitor is subject or any provision of its organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Harsco Indemnitor is a party or by which such Harsco Indemnitor is bound or to which any of such Harsco Indemnitor's assets are subject except for such conflicts, breaches, defaults, or rights that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect upon the financial condition of such Harsco Indemnitor.

                  2.3 Consents. No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to be obtained or made by any Harsco Indemnitor to authorize, or is required to be obtained or made by any Harsco Indemnitor in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of such Harsco Indemnitor (other than those that have been obtained or made).

         3. Representations and Warranties of FMC. FMC represents and warrants to the Harsco Indemnitors as of the date of this Agreement as follows:

                  3.1 Authorization. This Agreement constitutes the valid and legally binding obligation of FMC, enforceable against FMC in accordance with its terms and conditions, except as may be limited by (a) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and (b) the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.2 Non-contravention. Neither the execution and the delivery of this Agreement by FMC, nor the performance by FMC of its obligations hereunder, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which FMC is subject or any provision of its organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which FMC is a party or by which FMC is bound or to which any of FMC's assets are subject except for such conflicts, breaches, defaults, or rights that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect upon the financial condition of FMC.

                  3.3 Consents. No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to be obtained or made by FMC to authorize, or is required to be obtained or made by FMC in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of FMC (other than those that have been obtained or made).

                  3.4 Purchase Agreement. FMC has provided to the Harsco Indemnitors all agreements and understandings between or among the Buyer and FMC and UDLP relating to the sale of UDLP.

                  3.5 Representations and Warranties Relating to the Purchase Agreement. Certain of the representations and warranties contained in the Purchase Agreement and other Ancillary Agreements are given jointly and severally by the Sellers, including without limitation certain representations and warranties relating to FMC's Corporate Technology Center. Notwithstanding anything in the Purchase Agreement or in any Ancillary Agreement to the contrary, the Parties agree that as an inducement to the Harsco Indemnitors to enter into the Purchase Agreement and the Ancillary Agreements, FMC will be solely responsible for the truth, correctness and completeness of the FMC Representations and the Shared Representations except to the extent any Harsco Indemnitor is responsible pursuant to Section 6.2(a) hereof and except to the extent any Harsco

Indemnitor had actual knowledge of the breach of such representation or warranty prior to the date hereof.

         4. Additional Covenants of FMC.

                  4.1 Covenants in the Purchase Agreement and Ancillary Agreements. Certain of the covenants contained in the Purchase Agreement and other Ancillary Agreements are given jointly and severally by the Sellers on behalf of UDLP. Notwithstanding anything in the Purchase Agreement or in any Ancillary Agreement to the contrary, it is the intention of the Parties, and is an inducement to the Harsco Indemnitors to enter into the Purchase Agreement and the Ancillary Agreements, that FMC be solely responsible for performing, satisfying, discharging and complying with, or for causing UDLP to perform, satisfy, discharge and comply with all of the FMC Covenants. FMC hereby agrees that it will be solely responsible for performing, satisfying, discharging and complying with, or for causing UDLP to perform, satisfy, discharge and comply with all of the FMC Covenants.

                  4.2 Intercompany Loans. FMC shall repay in full all outstanding intercompany obligations between it and UDLP or any of the Subsidiaries at or prior to the Closing, except as otherwise provided in Section 5(h) of the Purchase Agreement.

                  4.3 Representations and Warranties; Performance of Obligations. On the Closing Date, FMC shall deliver a certificate to the Harsco Indemnitors to the same effect as the certificate required to be delivered by FMC to the Buyer pursuant to Section 3(a) of the Purchase Agreement (if such certificate is delivered).

                  4.4 File Plan. FMC will include in any File Plan delivered pursuant to Section 8(g)(ii) of the Purchase Agreement any items requested by Harsco.

         5. Additional Covenants of the Harsco Indemnitors.

                  5.1 Representations and Warranties; Performance of Obligations. On the Closing Date, the Harsco Indemnitors shall deliver a certificate to FMC to the effect that all of the representations and warranties of the Harsco Indemnitors contained in this Agreement are true, correct and complete on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date and that all of the terms, covenants, agreements and conditions of this Agreement to be complied with, performed or satisfied by the Harsco Indemnitors on or before the Closing Date have been duly complied with performed or satisfied in all material respects.

         6. Contribution.

                  6.1 Payments in Respect of San Jose/Santa Clara Remediation Costs, Stock Options and Restricted Stock and CTC and Transferred Employees; Buyer Note.

                  (a) At or before the Closing, FMC shall pay to the Harsco Indemnitors $2,492,160 to pay certain Remediation Costs relating to the Sites covered by the Settlement and Advance Agreement, which costs are likely to be incurred and payable by FMC and reimbursable by the Buyer pursuant to the terms of the Purchase Agreement.

                  (b) Within two business days after the Closing, the Harsco Indemnitors shall pay FMC 40% of the Agreed Value of (i) the unexercised FMC stock options issued to UDLP executives and employees in 1994 and 1995 which are either currently vested or scheduled to vest on or prior to January 31, 1998 (all of which options are listed on Exhibit A hereto, which listing includes as to each such option, the name of the optionee, the year of grant, the exercise price and the number of Shares subject thereto) and (ii) certain shares of the FMC restricted stock issued to UDLP executives and employees subsequent to January 1, 1994 (which will become unrestricted upon the Closing) (all of which shares are listed on Exhibit A hereto, which listing includes as to each recipient, the name of the recipient, the date of grant, the closing trading price of FMC common stock on the date of grant, and the number of shares granted, and provided that FMC represents that such listing does not include, as to Mr. Rabaut, any shares granted on account of his position at FMC). For purposes of the foregoing, "Agreed Value" means the market value of the shares of FMC common stock issuable under such options less the aggregate exercise price and the market value of the shares of restricted stock (without restriction), in each case as calculated based on the closing trading price of the FMC common stock on the Closing Date or, in the case of restricted stock, on the date of grant as reported in the Wall Street Journal.

                  (c) The net effect upon the net worth adjustment contained in
         Section 2(b) of the Purchase Agreement of the impact of including CTC and the Transferred Employees as part of the accounts reflected in the Adjusted Net Worth Amount as of both June 30, 1997 and the Closing Date (the "CTC Adjustment Amount") shall be separately calculated by FMC in connection with the preparation of the Closing Statement and provided to Harsco with the Closing Statement. Harsco shall have the right, with FMC's full cooperation, to review and audit FMC's calculation of the CTC Adjustment Amount. If the CTC Adjustment Amount is negative, FMC shall pay 40% of such amount to Harsco. If the CTC Adjustment is positive, Harsco shall pay 40% of such amount to FMC. Any such payments shall be made as soon as possible after they are determined and shall be appropriately adjusted if the relevant accounts are adjusted in connection with the finalization of the Closing Statement. Amounts payable hereunder shall bear interest from the Closing Date at the rate provided in Section 2(b)(ii) of the Purchase Agreement.

                  (d) FMC shall pay to the Harsco Indemnitors 40% of any amounts collected in respect of the FNSS royalty dispute (as more specifically described in Schedule 7(f) to the Purchase Agreement the "FNSS Royalty Dispute"), to the extent such amounts are attributable to periods following the formation of UDLP.

                  (e) Notwithstanding anything to the contrary in the Supplemental Agreement No. 1 to Purchase Agreement, dated as of August 25, 1997, by and among FMC Corporation, Harsco Corporation, Harsco UDLP Corporation and Iron Horse Acquisition Corp. (the "Supplemental Agreement") or in the provisions of the Special Note (as defined therein), as between the Harsco Indemnitors and FMC, (i) the Harsco Indemnitors shall receive from the Buyer $340,000,000 plus 40% of the Adjustment Amount (whether positive or negative), in immediately available funds, at and upon the Closing and FMC shall receive from the Buyer a total of $510,000,000 plus 60% of the Adjustment Amount (whether positive or negative), in immediately available funds, and, if issued, the Special Note and (ii) for all purposes of the Supplemental Agreement, the term "Sellers" shall mean FMC, except in the case of
         Section 5(a) thereof, in which "Sellers" shall mean FMC and the Harsco Indemnitors. The Harsco Indemnitors shall pay to FMC in immediately available funds, within three business days following the later of (A) the maturity of the Special Note (whether at scheduled maturity or pursuant to the mandatory prepayment provisions of Section 2 of the Supplemental Agreement or pursuant to acceleration) or (B) the final determination of any dispute regarding the amount to be finally paid to FMC under the Special Note, 40% of the first $25,000,000 of any Payment Deficiency. For purposes of this Section 6.1(e), "Payment Deficiency" means the difference between (A) $50,000,000 and (B) the principal amount of the Special Note actually paid to FMC after set-off, if any, by Buyer. For example, if the amount collected by FMC on the Special
         Note is $40,000,000, then the amount that the Harsco Indemnitors shall pay to FMC pursuant to this Section 6.1(e) shall be $4,000,000, and if the amount collected by FMC on the Special Note is $20,000,000, then the amount that the Harsco Indemnitors shall pay to FMC pursuant to this Section 6.1(e) shall be $10,000,000. * * *(1), and the Harsco Indemnitors will have the right to participate in such efforts led by FMC. In the event of any dispute between FMC and the Buyer with respect to payment on the Special Note, FMC shall not agree to any settlement of any such dispute that would have an adverse effect on the Harsco Indemnitors without first consulting with the Harsco Indemnitors and obtaining the written consent of the Harsco Indemnitors (which consent shall not be unreasonably withheld or delayed). In addition, in the event of any litigation concerning any such dispute, FMC will keep the Harsco Indemnitors advised of all material developments in such litigation, and the Harsco Indemnitors shall have the right to join with FMC in such litigation at the sole expense of the Harsco Indemnitors.

--------

    (1) The omitted text is the subject of a Confidential Treatment Request filed with the Securities and Exchange Commission (the "Commission"). The text for which confidential treatment has been requested has been filed separately with the Commission.

                  6.2 Payments in Respect of Indemnification.

                  (a) Each Party will contribute its Pro Rata Portion of all joint obligations under the Purchase Agreement, as defined in clauses
         (i) through (ix) below, in accordance with the following sentence (the "Joint Obligations"). Each Party's contribution obligations under this paragraph 6.2(a) shall be limited to such Party's Pro Rata Portion of the aggregate Loss suffered or sustained by both Parties, after taking into account any indemnifiable Loss suffered by such Party, in order that both Parties ultimately bear their Pro Rata Portion of such aggregate Loss. Each Party agrees to indemnify and hold harmless the other Party against the amount of any Loss which the other Party may suffer, sustain or become subject to in excess of such Party's Pro Rata Portion of such Loss, in the event that the other Party becomes (or any third party asserts that such other Party is) liable or otherwise responsible. For the purposes of this Agreement, Joint Obligations means:

                         (i) any obligation of the Sellers under Section
                  8(f)(iii) of the Purchase Agreement, to the extent that it relates to:

                                (A) post-1993 operation of UDLP,

                                (B) subject to clause (iii)(A) of Section 6.2(b)
                         below, environmental conditions which are discovered at York subsequent to December 31, 1998 and not proven by FMC to have been a Harsco Environmental Liability Event (as defined in the Participation Agreement) or

                                (C) properties acquired or first used by UDLP
                         subsequent to its formation,

                         (ii) any indemnification obligation of Sellers:

                                (A) under Section 10(b) (tax indemnification) of
                         the Purchase Agreement or

                                (B) under Section 11(a)(i) of the Purchase
                         Agreement which is based on breach of a Shared Representation; provided that, any indemnification obligation under Section 11(a)(i) of the Purchase Agreement which is based on a Shared Representation shall be a Joint Obligation only to the extent that the aggregate of all Losses suffered and paid by FMC as a result of breaches of Shared Representations on a cumulative basis as a result of the indemnification obligations under Section 11(a)(i) of the Purchase Agreement exceed $10,000,000.

                         (iii) any obligation of Sellers to pay their portion of
                  the fees and expenses of Ernst & Young L.L.P. and the Accounting Firm pursuant to Section 2(b) of the Purchase Agreement or the escrow agent pursuant to the Escrow Agreement,

                         (iv) any obligation of Sellers under Section 2(b) of
                  the Purchase Agreement to pay any amount by which the Estimated Final Purchase Price exceeds the Final Purchase Price,

                         (v) any obligation of Sellers to pay their portion of
                  intellectual property recordation costs pursuant to Section 8(o) of the Purchase Agreement,

                         (vi) any obligation of Sellers to pay their portion of
                  certain taxes pursuant to Section 10(h) of the Purchase Agreement,

                         (vii) any obligation of Sellers to pay a portion of any
                  insurance recovery pursuant to Section 8(f)(v) of the Purchase Agreement;

                         (viii)any obligation of Sellers to pay the amount of
                  any negative Cash Balance to the Buyer pursuant to Section 8(p) of the Purchase Agreement, or

                         (ix) any obligation or liability relating to UDLP
                  listed on Schedule 7(f) to the Purchase Agreement which is retained or assumed on a joint basis, except for amounts payable in connection with the FNSS Royalty Dispute which are attributable to the period prior to formation of UDLP.

                  (b) FMC agrees to indemnify and hold harmless the Harsco Indemnitors against the amount of any Loss which Harsco may suffer, sustain or become subject to in the event that Harsco becomes (or the Buyer or any third party asserts that any Harsco Indemnitor is) liable or otherwise responsible for:

                         (i) any Losses suffered or incurred by any Harsco
                  Indemnitor to the extent arising from:

                                (A) any breach of any representation or warranty
                         of FMC contained herein or of any FMC Representation, except to the extent any Harsco Indemnitor is responsible pursuant to Section 6.2(a) hereof and except to the extent any Harsco Indemnitor had actual knowledge of the breach of such representation or warranty prior to the date hereof,

                                (B) any breach of any Shared Representation, but
                         only to the extent that the aggregate of all Losses suffered and paid by FMC as a result of a breach of a Shared Representation on a cumulative basis as a result of the indemnification obligation under Section 11(a)(i) of the Purchase Agreement does not exceed $10,000,000 or

                                (C) any breach of any covenant of FMC contained
                         herein, any breach of any FMC Covenant or any breach by FMC of any Several Covenant,

                         (ii) any Losses suffered or incurred by any Harsco
                  Indemnitor arising from:

                                (A) any wrongful, self-dealing, grossly
                         negligent, reckless or bad faith conduct by FMC in connection with its conduct on behalf of UDLP or any Harsco Indemnitor, including in connection with the sale of FMC's Partnership Interest in UDLP or Harsco's Partnership Interest in UDLP pursuant to the Purchase Agreement or

                                (B) any failure by FMC to observe any applicable
                         duty or obligation to UDLP or any Harsco Indemnitor arising out of any wrongful, self-dealing, grossly negligent, reckless or bad faith conduct by FMC;

                  provided that, in the event of any claim under this clause
                  (ii) relating to the consideration payable or the terms and conditions of the sale of UDLP, FMC's conduct shall be reviewed on a comparable basis to that provided to a Delaware corporation and its directors under the business judgment rule,

                         (iii) subject to clause (i)(A) of Section 6.2(a) above,
                  any obligation of Sellers under Section 8(f)(iii) of the Purchase Agreement to the extent that it relates to:

                                (A) the first $1,000,000 that relates to
                         environmental conditions at UDLP's York property that Harsco would otherwise be responsible for under clause
                         (i) of Section 6.2(c) below,

                                (B) the pre-1994 operation of FMC's defense
                         business, or

                                (C) properties contributed by FMC to UDLP upon
                         its formation and

                         (iv) any obligation or liability relating to UDLP which
                  is retained or assumed by FMC as specifically set forth in the Purchase Agreement, including those items listed on Schedule 7(f) thereto and all amounts payable in connection with the FNSS Royalty Dispute which are attributable to periods prior to formation of UDLP.

For purposes of this Agreement, the actual knowledge of the Harsco Indemnitors shall be deemed to refer only to the actual present knowledge of Derek Hathaway and Leonard Campanaro, without such individual having conducted any inquiry or review.

                  (c) The Harsco Indemnitors agree to indemnify and hold harmless FMC against the amount of any Loss which FMC may suffer, sustain or become subject to in the event that FMC becomes (or Buyer or any third party asserts that FMC is) liable or otherwise responsible for:

                         (i) subject to clauses (i)(A) and (i)(B) of Section
                  6.2(a) above and subject to clause (iii)(A) of Section 6.2(b) above, any obligation of Sellers under Section 8(f)(iii) to the extent that it relates to:

                                (A) the pre-1994 operation of Harsco's defense
                         business or

                                (B) properties contributed by Harsco to UDLP
                         upon its formation,

                         (ii) any Losses suffered or incurred by FMC to the
                  extent arising from:

                                (A) any breach of any Harsco Representation or
                         any representation or warranty of any Harsco entity contained herein or

                                (B) any breach by Harsco of any Several Covenant
                         or any covenant of any Harsco entity contained herein and

                         (iii) any obligation or liability relating to UDLP
                  which is retained or assumed by Harsco as specifically set forth in the Purchase Agreement, including those items listed on Schedule 7(f) thereto.

                  (d) Each Party further agrees to indemnify and hold harmless the other Party against the amount of any Loss which the other Party may suffer, sustain or become subject to in respect of any obligation of such Party which is, pursuant to the terms of the Purchase Agreement, a several obligation of such Party alone and not a joint and several obligation of the Parties.

                  6.3 Indemnity Procedures.

                  (a) Indemnity Dispute Costs. Following the Closing, the Parties will cooperate in a commercially reasonable manner in connection with any indemnification or other claim made by the Buyer or any third party under the Purchase Agreement or otherwise relating to UDLP, but subject to the provisions of the Purchase Agreement, including the provisions contained in Section 2(b), Section 10 and
         Section 11(f) of the Purchase Agreement relating to the control of the defense and management of certain indemnification and other claims and matters by FMC. In the event that FMC determines to dispute, defend or otherwise manage any such claim or any other claim made by the Buyer or any third party, then FMC shall be responsible for all of the costs, fees and expenses incurred on behalf of FMC in connection with such dispute, defense or management (the "Indemnity Dispute Costs"). The Harsco Indemnitors shall be responsible for all of the costs, fees and expenses of their participation in such dispute, defense or management.

                  (b) Third Party Claims. With respect to any indemnification under this Section 7 in respect of, arising out of or involving a claim by any Person, including the Buyer (a "Third Party Claim"), against a Party hereto (the "Indemnified Party"), FMC must notify the

         Harsco Indemnitors of the Third Party Claim within a reasonable time after receipt by FMC of written notice of the Third Party Claim. Thereafter, FMC shall, within ten days of receipt thereof, deliver copies of all notices and documents (including court papers) received by them relating to the Third Party Claim to the Harsco Indemnitors.

                  (c) Defense of Third Party Claims. If a Third Party Claim is made against an FMC Indemnified Party for a claim relating to the breach of a representation, warranty or covenant made jointly by the Parties in the Purchase Agreement, the Harsco Indemnitors shall be entitled to participate in the defense thereof (a "Joint Third Party Claim"). FMC shall cooperate in all reasonable respects with the Harsco Indemnitors in connection with such defense, including by permitting the Harsco Indemnitors to appoint counsel and to have such counsel observe and participate in the defense of the Joint Third Party Claim if the Harsco Indemnitors choose at the sole expense of the Harsco Indemnitors. In connection with all such matters, FMC shall be available to consult with the Harsco Indemnitors as reasonably requested concerning the management of such matters and shall consider in good faith any comments, suggestions or proposals made by the Harsco Indemnitors in connection therewith. FMC shall not admit any liability with respect to, or settle, compromise or discharge, any Joint Third Party Claim without the prior written consent of the Harsco Indemnitors (which will not be unreasonably withheld or delayed). The management of, and all decisions regarding (including decisions regarding settlement of) any dispute or defense of a claim for which either FMC or the Harsco Indemnitors are solely responsible pursuant to the terms of the Purchase Agreement shall at all times be at the direction of and otherwise made by the Party who bears responsibility for the claim.

                  6.4 Survival of Representations. The representations and warranties in this Agreement shall survive the Closing to the same extent set forth in the Purchase Agreement.

                  7. Escrow Deposit. If and when the Escrow Deposit, referred to in the Escrow Agreement attached as Exhibit 6(c) to the Purchase Agreement is to be paid to FMC and Harsco, it shall be allocated on a Pro Rata Basis to the Parties.

                  8. Prepayment of Intercompany Debt; Allocation of Cash Distributions and Payments. Immediately prior to the Closing, FMC shall repay all intercompany debt owed to UDLP, together with interest accrued through the date of repayment. Promptly following the Closing Date, FMC shall pay to the Harsco Indemnitors (i) 100% of any amounts attributable to limited partner allocations that accrue through the Closing (to the extent not directly distributed to Harsco) and (ii) 40% of any other distribution or payment made by UDLP to FMC at Closing for the ratable benefit of both partners (to the extent not directly distributed to Harsco). The Harsco Indemnitors hereby acknowledge and agree that any distribution or payment made by UDLP to FMC at Closing in respect of "B" service fees that accrue through the Closing shall be retained solely by FMC.

         9. Limited Partner Consent. The Harsco Indemnitors hereby consent and agree to the terms and provisions of the Transition Services Agreement, the Technology and Environmental

Services Agreement, the Amended and Restated FMC Intellectual Property Agreement, the Amended and Restated Lease Agreement and the FMC Resource Transfer.

         10. Allocation of Expenses. Each Party hereby agrees to pay its Pro Rata Portion of the following out-of-pocket expenses incurred by the Indemnitors in connection with the transactions contemplated by the Purchase Agreement: (i) costs of the preparation and filing of all UDLP Tax Returns relating to Taxes incurred in connection with the pre-closing business and operations of UDLP or the transactions contemplated by the Purchase Agreement and (ii) costs of the preparation of financial statements of UDLP incurred in connection with the transactions contemplated by the Purchase Agreement. Each Party hereby agrees to pay its own respective costs for legal services, filing fees and regulatory expenses incurred in order to comply with United States and foreign antitrust and competition laws.

         11. Miscellaneous.

                  11.1 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Indemnitors and their respective successors and permitted assigns.

                  11.2 Entire Agreement. This Agreement, together with the Purchase Agreement (and the exhibits and schedules thereto) constitute the entire agreement among the Indemnitors with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the Indemnitors, written or oral, to the extent they related in any way to the subject matter hereof.

                  11.3 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Indemnitors and their respective successors and permitted assigns. No Indemnitor may assign either this Agreement or any of such Indemnitor's rights, interest or obligations hereunder without the prior written approval of the other Indemnitors.

                  11.4 Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  11.5 Headings. The section headings and captions contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  11.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by a reputable and recognized overnight delivery service (e.g. Federal Express, etc.), against receipt thereof, by telex, by telecopier against a confirmed receipt therefor or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                        if to FMC:

                        FMC Corporation
                        200 East Randolph Drive
                        Chicago, Illinois 60601
                        Telecopy No.:  (312) 861-6012
                        Attention:  J. Paul McGrath

                        with a copy to:

                        Kirkland & Ellis
                        200 East Randolph Drive
                        Chicago, Illinois 60601
                        Telecopy No.:  (312) 861-2200
                        Attention:  Glen E. Hess, P.C.

                        if to the Harsco Indemnitors:

                        Harsco Corporation
                        350 Poplar Church Road
                        Camp Hill, PA  17011
                        Telecopy No.:  (717) 763-6402
                        Attention:  Paul C. Coppock

                        with a copy to:

                        Morgan, Lewis & Bockius LLP
                        1800 M Street, N.W.
                        Washington, D.C.  20036
                        Telecopy No.:  (202) 467-7176
                        Attention:  Lloyd H. Feller

or to such other address as any Indemnitor hereto may, from time to time, designate in a written notice given in like manner. Any notice given in accordance with the requirements of this Section 11.6 shall be deemed to have been received when delivered in person or via telecopier against receipt thereof, five business days after deposit in the U.S. mail against receipt thereof, and one business day after deposit with a reputable express overnight courier service against receipt therefor.

                  11.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  11.8 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Indemnitors.

                  11.9 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  11.10 Construction. The Indemnitors have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Indemnitors and no presumption or burden of proof shall arise favoring or disfavoring any Indemnitor by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation. Section references used herein, unless otherwise specified, refer to Sections of this Agreement.

                  11.11 Exclusive Remedy; Waiver. Subject to Section 11.2 above, the indemnification and contribution arrangements set forth in this Agreeement constitute the exclusive arrangement among the parties with respect to the matters set forth herein and are in lieu of any common law rights or remedies any party may have as a joint and several indemnitor or otherwise (except with respect to claims for fraud). Accordingly, each party expressly waives any right it may have, and agrees not to assert any claim for, contribution or indemnity with respect to the matters set forth herein except as set forth herein.



                       *      *      *      *      *

                  IN WITNESS WHEREOF, the undersigned have executed this Allocation and Contribution Agreement as of the date first above written.

                                          FMC CORPORATION


                                          By:    /s/ J. Paul McGrath
                                                 -------------------------------
                                          Name:  J. Paul McGrath
                                          Title: Senior Vice President


                                          HARSCO CORPORATION


                                          By:    /s/ Leonard A. Campanaro
                                                 -------------------------------
                                          Name:  L.A. Campanaro
                                          Title: Senior Vice President and CFO


                                          HARSCO UDLP CORPORATION


                                          By:    /s/ Leonard A. Campanaro
                                                 -------------------------------
                                          Name:  L.A. Campanaro
                                          Title: Treasurer